UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2025
AppFolio, Inc.
(Exact name of registrant as specified in its chart

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
70 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The AppFolio, Inc. 2025 Annual Meeting of Stockholders (the “Annual Meeting”) was held via on June 13, 2025. As of April 16, 2025, the record date for the Annual Meeting (the “Record Date”), AppFolio, Inc. (the "Company") had outstanding 23,047,322 shares of Class A Common Stock and 12,981,324 shares of Class B Common Stock. At the Annual Meeting, 20,733,410 shares of Class A Common Stock and 12,416,066 shares of Class B Common Stock were present virtually or represented by proxy. Each share of Class A Common Stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting, and each share of Class B Common Stock outstanding on the Record Date was entitled to ten votes on each proposal presented at the Annual Meeting.
Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 28, 2025.
Proposal 1 – Election of Class I Directors

The first proposal voted upon at the Annual Meeting was the election of three Class I directors, Andreas von Blottnitz, Agnes Bundy Scanlan and Janet Kerr, to a three-year term to hold office until the Company’s 2028 Annual Meeting of Stockholders, or until the date on which their respective successors are duly elected and qualified.

At the Annual Meeting, the Class I directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Andreas von Blottnitz	141,067,486	1,589,231	2,237,353
Agnes Bundy Scanlan	141,881,509	775,208	2,237,353
Janet Kerr	135,409,206	7,247,511	2,237,353

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
144,804,050	83,251	6,769	—

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

    The third proposal voted upon at the Annual Meeting was the approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

    At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
142,131,730	513,958	11,029	2,237,353

Proposal 4 – Advisory Vote on the Frequency of Future Stockholder Advisory Votes to Approve Named Executive Officer Compensation
    The fourth proposal voted upon at the Annual Meeting was a non-binding, advisory vote on the frequency of future stockholder advisory votes to approve the compensation of the Company's named executive officers.

    At the Annual Meeting, the stockholders voted, on a non-binding, advisory basis, to hold future stockholder advisory votes to approve the compensation of the Company's named executive officers every year, by the following vote:

1 Year	2 Years	3 Years	Abstain
142,317,099	24,051	295,711	19,856

Based on the voting results above, the Company has determined that it will include a stockholder vote on the compensation of its named executive officers in its future proxy materials on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of its named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

Date: June 17, 2025	By: /s/ Evan Pickering
Name: Evan Pickering
Title: General Counsel